George Putnam Balanced Fund
The fund's portfolio
10/31/23 (Unaudited)

COMMON STOCKS (61.4%)(a)
	Shares	Value
Basic materials (1.8%)
Agnico-Eagle Mines, Ltd. (Canada)	74,969	$3,516,123
Avery Dennison Corp.	13,250	2,306,428
Corteva, Inc.	72,573	3,493,664
CRH PLC (Ireland)	60,263	3,228,289
DuPont de Nemours, Inc.	53,112	3,870,803
Eastman Chemical Co.	31,740	2,371,930
Glencore PLC (United Kingdom)	450,219	2,378,649
Linde PLC	2,746	1,049,411
PPG Industries, Inc.	23,556	2,891,970
Sherwin-Williams Co. (The)	19,251	4,585,781

		29,693,048
Capital goods (2.9%)
Ball Corp.	46,736	2,250,338
Berry Global Group, Inc.	30,826	1,695,430
Fortive Corp.	42,860	2,797,901
Honeywell International, Inc.	36,892	6,760,828
Howmet Aerospace, Inc.	54,287	2,394,057
Ingersoll Rand, Inc.	64,394	3,907,428
Johnson Controls International PLC	170,525	8,359,136
Northrop Grumman Corp.	13,613	6,417,577
Otis Worldwide Corp.	101,085	7,804,773
RTX Corp.(S)	49,713	4,046,141

		46,433,609
Communication services (1.1%)
Charter Communications, Inc. Class A(NON)	21,980	8,853,544
T-Mobile US, Inc.(NON)	60,562	8,712,449

		17,565,993
Computers (3.4%)
Apple, Inc.	279,691	47,762,832
Seagate Technology Holdings PLC	115,125	7,857,281

		55,620,113
Conglomerates (0.1%)
General Electric Co.	18,224	1,979,673

		1,979,673
Consumer cyclicals (9.7%)
4Front Ventures Corp.(NON)	4,101,601	820,320
Amazon.com, Inc.(NON)	294,681	39,219,094
Aramark	55,738	1,501,024
BJ's Wholesale Club Holdings, Inc.(NON)(S)	16,031	1,092,032
Booking Holdings, Inc.(NON)	2,699	7,529,022
CarMax, Inc.(NON)	35,989	2,198,568
General Motors Co.	41,179	1,161,248
Hertz Global Holdings, Inc.(NON)(S)	260,996	2,200,196
Hilton Worldwide Holdings, Inc.	31,757	4,812,138
Home Depot, Inc. (The)	50,101	14,263,254
Levi Strauss & Co. Class A(S)	59,873	818,464
Lululemon Athletica, Inc. (Canada)(NON)	4,296	1,690,390
Mastercard, Inc. Class A	46,191	17,383,983
Netflix, Inc.(NON)	11,583	4,768,605
Nike, Inc. Class B	33,608	3,453,894
O'Reilly Automotive, Inc.(NON)	2,322	2,160,482
PulteGroup, Inc.	130,068	9,571,704
S&P Global, Inc.	15,342	5,359,114
Target Corp.	30,183	3,343,975
Tesla, Inc.(NON)	65,531	13,161,246
TJX Cos., Inc. (The)	23,626	2,080,742
United Rentals, Inc.	13,667	5,552,492
Walmart, Inc.	57,532	9,401,304
Walt Disney Co. (The)(NON)	30,627	2,498,857
Warby Parker, Inc. Class A(NON)	26,861	348,656

		156,390,804
Consumer staples (3.6%)
Chipotle Mexican Grill, Inc.(NON)	2,630	5,107,986
Coca-Cola Co. (The)	176,908	9,993,533
Costco Wholesale Corp.	10,849	5,993,422
General Mills, Inc.	44,983	2,934,691
Kenvue, Inc.	148,364	2,759,570
PepsiCo, Inc.	88,398	14,433,625
Procter & Gamble Co. (The)	116,064	17,413,082

		58,635,909
Electronics (4.9%)
Advanced Micro Devices, Inc.(NON)	145,528	14,334,508
Broadcom, Inc.	22,948	19,307,759
NVIDIA Corp.	73,244	29,868,903
Qualcomm, Inc.	97,799	10,659,113
Vontier Corp.	155,119	4,585,318

		78,755,601
Energy (3.0%)
BP PLC (United Kingdom)	562,045	3,430,910
Cenovus Energy, Inc. (Canada)	373,279	7,111,614
ConocoPhillips	63,680	7,565,184
Diamond Offshore Drilling, Inc.(NON)	165,505	2,053,917
Exxon Mobil Corp.	208,161	22,033,842
Shell PLC (United Kingdom)	183,417	5,894,717

		48,090,184
Financials (6.4%)
AIA Group, Ltd. (Hong Kong)	480,400	4,183,895
Apollo Global Management, Inc.	108,685	8,416,566
Assured Guaranty, Ltd.	196,976	12,291,302
AXA SA (France)	177,263	5,260,825
Bank of America Corp.	257,545	6,783,735
Capital One Financial Corp.	27,249	2,760,051
Charles Schwab Corp. (The)	172,149	8,958,634
Citigroup, Inc.	287,058	11,335,920
Gaming and Leisure Properties, Inc.(R)	150,076	6,811,950
Goldman Sachs Group, Inc. (The)	35,819	10,875,007
KKR & Co., Inc.	133,329	7,386,427
Prudential PLC (United Kingdom)	539,152	5,655,842
Quilter PLC (United Kingdom)	1,768,808	1,729,005
Visa, Inc. Class A	39,827	9,363,328
Vornado Realty Trust(R)(S)	117,910	2,263,872

		104,076,359
Health care (9.0%)
Abbott Laboratories	26,677	2,522,310
AbbVie, Inc.	95,874	13,535,491
Ascendis Pharma A/S ADR (Denmark)(NON)(S)	45,483	4,062,087
Becton, Dickinson and Co.	12,774	3,229,012
Bio-Rad Laboratories, Inc. Class A(NON)	4,787	1,317,765
Biogen, Inc.(NON)	10,768	2,557,831
Boston Scientific Corp.(NON)	110,438	5,653,321
Cigna Group (The)	38,654	11,951,817
Danaher Corp.	24,376	4,680,680
Dexcom, Inc.(NON)	38,040	3,379,093
Elevance Health, Inc.	3,284	1,478,096
Eli Lilly and Co.	21,061	11,666,320
Humana, Inc.	16,990	8,897,493
ICON PLC (Ireland)(NON)	2,542	620,146
IDEXX Laboratories, Inc.(NON)	1,556	621,575
Innoviva, Inc.(NON)	334,480	4,150,897
Intuitive Surgical, Inc.(NON)	17,058	4,472,949
Johnson & Johnson	45,699	6,778,990
McKesson Corp.	19,989	9,102,191
Medtronic PLC	12,907	910,718
Merck & Co., Inc.	91,234	9,369,732
Regeneron Pharmaceuticals, Inc.(NON)	3,705	2,889,492
Stryker Corp.	11,240	3,037,273
Thermo Fisher Scientific, Inc.	14,774	6,571,032
UnitedHealth Group, Inc.	39,432	21,118,202
Zoetis, Inc.	10,622	1,667,654

		146,242,167
Software (7.3%)
Intuit, Inc.	20,920	10,354,354
Microsoft Corp.	242,451	81,975,108
Oracle Corp.	247,371	25,578,161

		117,907,623
Technology services (5.1%)
Alphabet, Inc. Class A(NON)	332,608	41,270,001
Meta Platforms, Inc. Class A(NON)	73,195	22,051,458
Salesforce, Inc.(NON)	99,133	19,908,880

		83,230,339
Transportation (1.3%)
Canadian Pacific Kansas City, Ltd. (Canada)	49,127	3,486,543
FedEx Corp.	36,608	8,789,581
Southwest Airlines Co.	102,494	2,278,442
Union Pacific Corp.	30,536	6,339,579

		20,894,145
Utilities and power (1.8%)
Ameren Corp.	34,203	2,589,509
Exelon Corp.	149,379	5,816,818
NextEra Energy, Inc.	74,208	4,326,326
NRG Energy, Inc.	317,943	13,474,424
PG&E Corp.(NON)	177,402	2,891,653

		29,098,730

Total common stocks (cost $722,188,256)		$994,614,297

CORPORATE BONDS AND NOTES (14.7%)(a)
	Principal amount	Value
Basic materials (1.0%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$407,000	$362,485
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.55%, 11/15/30 (Germany)	540,000	519,400
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	232,000	223,633
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,199,000	1,170,282
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	255,000	251,396
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	653,171
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,539,000	1,188,079
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	76,000	72,423
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	990,000	872,762
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,355,645
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.125%, 3/12/24	344,000	341,447
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,998,000	1,551,996
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,431,095
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	571,605
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	113,673
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	264,378
Nutrien, Ltd. sr. unsec. notes 4.00%, 12/15/26 (Canada)	1,170,000	1,106,872
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	741,907
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	1,857,000	1,000,107
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	928,000	545,285
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,127,084
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	201,742
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32(R)	156,000	164,568

		15,831,035
Capital goods (0.7%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	63,000	60,114
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	1,045,000	900,488
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,167,000	1,054,349
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	1,405,000	1,290,958
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46	310,000	187,026
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33	1,165,000	1,146,614
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	942,000	795,111
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	1,848,000	1,740,890
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,475,390
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	138,607
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	380,000	350,577
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	325,000	282,030
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	1,318,000	1,234,288
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	880,000	848,094

		11,504,536
Communication services (1.3%)
American Tower Corp. sr. unsec. notes 3.125%, 1/15/27(R)	1,710,000	1,552,059
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30(R)	921,000	751,077
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27(R)	686,000	615,875
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,049,000	926,776
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	62,000	36,040
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,634,000	1,172,723
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	818,060
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	106,000	80,116
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	274,000	221,873
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	886,907
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	35,634
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,618,000	1,022,885
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	643,312
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	289,000	261,246
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	580,776
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28(R)	458,000	413,055
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27(R)	549,000	499,091
Crown Castle, Inc. sr. unsec. notes 4.75%, 5/15/47(R)	185,000	136,878
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30(R)	890,000	731,591
Crown Castle, Inc. sr. unsec. sub. bonds 2.25%, 1/15/31(R)	1,275,000	960,874
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29(R)	1,483,000	1,253,113
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	103,737
Rogers Communications, Inc. company guaranty sr. unsec. unsub. bonds 4.30%, 2/15/48 (Canada)	100,000	67,144
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.80%, 3/15/32 (Canada)	608,000	493,059
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,613,000	1,654,254
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	41,794
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,638,599
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54	35,000	30,726
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	660,000	594,213
Time Warner Cable Enterprises, LLC company guaranty sr. unsub. notes 8.375%, 7/15/33	670,000	699,012
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	585,487
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	1,772,770
Verizon Communications, Inc. sr. unsec. unsub. notes 2.355%, 3/15/32	700,000	523,425

		21,804,181
Consumer cyclicals (1.1%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	915,400
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	760,697
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	605,082
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	1,542,000	826,971
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	579,000	456,409
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	137,000	132,264
Autonation, Inc. company guaranty sr. unsec. unsub. notes 3.80%, 11/15/27	380,000	339,983
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.45%, 4/1/27	630,000	586,767
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,255,000	1,169,258
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	27,000	22,487
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	609,000	504,063
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	141,000	119,069
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,553,672
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	1,449,000	1,378,615
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,596,678
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	648,000	628,283
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	394,032
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	360,000	304,740
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	198,000	187,940
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	457,000	401,341
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,550,000	1,296,839
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	314,512
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	800,000	694,257
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	6,177
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	24,478
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27	2,386,000	2,196,552

		17,416,566
Consumer staples (0.7%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	660,000	486,758
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,069,417
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,063,749
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	1,491,598
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	509,241
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	875,000	856,005
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	740,000	682,407
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 144A company guaranty sr. unsec. bonds 6.75%, 3/15/34	800,000	749,664
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 5.75%, 4/1/33	325,000	287,046
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 3.00%, 2/2/29	1,090,000	897,414
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 4.90%, 3/22/33	1,662,000	1,557,359
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/53	300,000	257,758
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/28	253,000	248,277
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 2.55%, 9/15/26	810,000	741,347
McCormick & Co., Inc. sr. unsec. notes 1.85%, 2/15/31	113,000	83,759
McDonald's Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	660,000	667,014

		11,648,813
Energy (0.6%)
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	1,645,000	1,472,847
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	522,000	404,778
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	585,000	536,286
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	555,000	535,826
Diamondback Energy, Inc. company guaranty sr. unsec. notes 6.25%, 3/15/33	975,000	962,354
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	780,000	727,022
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	890,000	816,619
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	1,920,000	2,013,293
ONEOK, Inc. company guaranty sr. unsec. sub. bonds 6.05%, 9/1/33	120,000	115,003
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	1,015,000	978,101
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	215,000	204,374
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	278,000	269,909
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	217,000	215,812
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	1,090,000	960,871

		10,213,095
Financials (5.1%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,190,000	1,695,473
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,319,884
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	300,934
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	781,159
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	725,000	707,631
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	1,450,000	1,432,107
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	891,420
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	325,000	323,809
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,454,237
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	664,180
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	194,040
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	3,800,000	3,293,774
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,158,394
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	302,751
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.551%, 2/4/28	655,000	578,839
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	3,665,000	2,891,274
Bank of America Corp. unsec. sub. FRN (CME Term SOFR 3 Month + 1.02%), 6.431%, 9/15/26	275,000	269,661
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	570,099
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	337,996
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	2,872
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	651,315
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	305,000	211,509
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	506,420
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	482,000	359,669
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	798,215
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,022,552
Capital One Financial Corp. sr. unsec. unsub. FRN 7.624%, 10/30/31	427,000	426,793
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 3/9/27	1,146,000	1,034,850
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	215,253
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,055,000	884,528
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,059
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	1,755,000	1,732,464
Citigroup, Inc. sub. unsec. bonds 6.174%, 5/25/34	303,000	281,649
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,149,968
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	3,039,000	2,807,250
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	235,353
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	396,902
Cooperatieve Rabobank UA 144A sr. unsec. FRN 1.98%, 12/15/27 (Netherlands)	285,000	249,643
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	765,000	676,086
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	295,990
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	1,035,000	895,202
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,252,583
EPR Properties company guaranty sr. unsec. unsub. notes 4.50%, 6/1/27(R)	255,000	225,061
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,225,000	1,156,000
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	330,000	325,925
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	573,000	298,563
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	795,000	770,036
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,259,000	1,220,742
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	424,738
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	268,337
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	170,151
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	800,000	766,457
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	252,000	225,839
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	390,000	344,278
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32(R)	505,000	381,959
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	207,000	160,415
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	733,880
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	3,535,000	2,838,174
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.70%, 11/1/24	1,470,000	1,464,461
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	1,015,000	1,005,315
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	603,065
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	341,180
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	522,000	481,282
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,215,456
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	192,343
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	1,036,941
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	664,000	563,573
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	169,157
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	1,195,396
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	2,088,000	1,937,251
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	91,455
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	735,000	425,904
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	298,321
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,330,284
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	822,696
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	2,610,824
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,225,270
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	208,000	185,571
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	187,000	173,460
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	790,000	776,088
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,855,000	2,381,952
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30(R)	467,000	373,311
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27(R)	194,000	172,100
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 5.20%, 8/1/28 (Canada)	1,950,000	1,880,540
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	312,176
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,180,000	846,303
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	412,000	408,678
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	265,908
Toronto-Dominion Bank (The) sr. unsec. notes 4.108%, 6/8/27 (Canada)	734,000	688,149
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,604,439
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	443,000	396,587
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	1,090,000	1,221,035
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	297,886
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,815,000	1,240,188
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28(R)	760,000	699,884
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27(R)	285,000	256,450
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	528,358
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,074,333
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	670,000	489,723
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	348,423

		82,206,058
Health care (1.1%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	540,329
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	755,000	653,920
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	358,000	314,935
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	726,000	696,313
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	251,511
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	675,384
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	423,617	431,346
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	475,382	412,469
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	508,257
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	445,000	385,670
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	675,000	668,077
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	139,619
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	458,000	447,940
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	275,000	220,898
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	475,000	469,960
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	235,000	201,378
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	1,025,000	1,021,046
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	703,000	615,018
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	687,000	631,355
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	985,000	941,475
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	171,118
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	132,179
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,080,562
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	1,650,000	1,617,789
UnitedHealth Group, Inc. sr. unsec. notes 2.95%, 10/15/27	1,450,000	1,319,517
UnitedHealth Group, Inc. sr. unsec. unsub. notes 5.25%, 2/15/28	1,855,000	1,842,736
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	484,380
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37	340,000	335,275
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	895,000	831,997
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	621,000	489,101

		18,531,554
Technology (1.3%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	606,789
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	687,691
Apple, Inc. sr. unsec. bonds 3.95%, 8/8/52	1,313,000	973,437
Apple, Inc. sr. unsec. notes 4.30%, 5/10/33	936,000	865,528
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	11,969
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	280,408
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	375,868
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	1,119,000	974,026
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	2,755,000	2,296,081
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	676,000	468,170
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	67,000	74,849
Fidelity National Information Services, Inc. sr. unsec. bonds 3.10%, 3/1/41	319,000	201,271
Fidelity National Information Services, Inc. sr. unsec. notes 2.25%, 3/1/31	163,000	124,225
Fidelity National Information Services, Inc. sr. unsec. unsub. notes 5.10%, 7/15/32	271,000	250,038
Marvell Technology, Inc. sr. unsec. notes 5.95%, 9/15/33	807,000	766,494
Marvell Technology, Inc. sr. unsec. notes 5.75%, 2/15/29	808,000	785,496
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	1,476,000	1,334,920
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	531,000	497,777
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	856,000	647,187
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	474,000	445,640
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,150,000	709,905
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,598,000	1,322,314
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	435,000	282,375
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,191,687
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	1,385,000	1,256,179
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	553,000	307,998
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,462,000	859,845
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,310,000	1,048,455
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,145,770

		20,792,392
Transportation (0.2%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	546,792
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	2,165,000	2,014,692

		2,561,484
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,045,000	785,237
Alexander Funding Trust II 144A sr. notes 7.467%, 7/31/28	640,000	635,401
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	330,000	308,690
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	490,999
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	385,000	296,330
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	513,661
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	595,288
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	190,153
Constellation Energy Generation, LLC sr. unsec. bonds 6.50%, 10/1/53	1,184,000	1,112,063
Constellation Energy Generation, LLC sr. unsec. bonds 6.125%, 1/15/34	486,000	469,777
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	396,393
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	252,773
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	526,082
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	395,272
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	1,603,710
Energy Transfer LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	470,191
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	126,645
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,423,382
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	419,042
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	465,000	453,942
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	1,095,000	989,746
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	920,000	839,740
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	700,119
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	331,590
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	160,223
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	505,000	535,982
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	865,000	864,505
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	608,576
NRG Energy, Inc. 144A sr. notes 2.45%, 12/2/27	900,000	757,815
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	448,230
Oncor Electric Delivery Co., LLC 144A sr. bonds 4.95%, 9/15/52	875,000	718,524
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	198,982
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	536,000	488,872
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	565,000	394,386
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	1,050,000	914,422
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	524,627
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	570,000	493,471
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	630,000	585,889
Southern Co. (The) sr. unsec. bonds 5.70%, 3/15/34	585,000	556,511
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	442,000	384,606
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	523,000	510,176
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	715,000	681,028
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (CME Term SOFR 3 Month + 2.37%), 7.739%, 5/15/67	1,945,000	1,690,982

		25,844,033

Total corporate bonds and notes (cost $273,985,526)		$238,353,747

U.S. TREASURY OBLIGATIONS (13.6%)(a)
	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49	$19,930,000	$13,718,224
3.00%, 2/15/47	18,620,000	12,929,263
2.75%, 8/15/42(SEG)	31,400,000	21,970,461
1.875%, 2/15/51	12,090,000	6,345,833
1.25%, 5/15/50	5,480,000	2,410,772
U.S. Treasury Notes
4.125%, 11/15/32	9,300,000	8,761,617
2.75%, 8/15/32	15,910,000	13,458,866
2.25%, 11/15/27	7,140,000	6,457,694
1.625%, 5/15/31	18,490,000	14,721,940
1.625%, 5/15/31(i)	140,000	112,519
1.625%, 9/30/26	25,460,000	23,232,250
1.625%, 5/15/26	20,200,000	18,604,516
1.625%, 2/15/26	26,380,000	24,460,531
1.50%, 2/15/30	18,070,000	14,772,931
1.375%, 11/15/31	8,390,000	6,439,325
1.125%, 2/28/25	19,020,000	18,005,848
0.25%, 7/31/25	15,000,000	13,783,008

Total U.S. treasury obligations (cost $265,592,225)		$220,185,598

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.0%)(a)
	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.8%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$1,183,670	$1,113,249
4.50%, with due dates from 3/20/49 to 10/20/49	359,222	327,250
4.00%, 4/15/43	1,717,108	1,552,597
3.50%, with due dates from 11/15/47 to 4/20/51	9,519,043	8,102,850
3.00%, with due dates from 7/20/46 to 11/20/46	21,158,214	17,766,547
2.00%, 1/20/51	1,640,388	1,230,059

		30,092,552
U.S. Government Agency Mortgage Obligations (5.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	499	500
4.50%, with due dates from 8/1/52 to 2/1/53	2,200,772	1,968,368
4.00%, with due dates from 7/1/42 to 7/1/49	2,460,223	2,182,429
3.50%, with due dates from 12/1/42 to 8/1/52	810,372	684,248
3.00%, with due dates from 3/1/43 to 2/1/47	996,683	823,443
2.50%, with due dates from 7/1/50 to 2/1/51	2,366,797	1,844,437
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	608,339	601,078
5.00%, with due dates from 8/1/33 to 10/1/52	1,092,539	1,016,974
4.50%, with due dates from 5/1/48 to 1/1/53	2,188,664	1,982,178
4.00%, with due dates from 9/1/45 to 4/1/49	1,909,937	1,685,877
3.50%, 5/1/56	794,226	659,550
3.50%, with due dates from 5/1/43 to 6/1/52	5,215,191	4,420,384
3.00%, with due dates from 2/1/43 to 8/1/51	21,909,354	17,844,268
3.00%, 12/1/30	708,888	674,575
2.50%, with due dates from 7/1/50 to 7/1/51	25,235,126	19,495,153
2.50%, 5/1/51(FWC)	971,916	753,219
2.50%, 2/1/36	1,708,096	1,507,618
2.00%, 10/1/50	9,326,499	6,898,267
2.00%, with due dates from 10/1/27 to 8/1/28	1,881,590	1,757,511
Uniform Mortgage-Backed Securities
4.00%, TBA, 11/1/53	3,000,000	2,591,953
3.50%, TBA, 11/1/53	1,000,000	832,305
3.00%, TBA, 11/1/53	1,000,000	799,102
2.50%, TBA, 11/1/53	17,000,000	13,026,915

		84,050,352

Total U.S. government and agency mortgage obligations (cost $132,215,393)		$114,142,904

MORTGAGE-BACKED SECURITIES (0.8%)(a)
	Principal amount	Value
Benchmark Mortgage Trust Ser. 19-B12, Class A5, 3.116%, 8/15/52	$261,000	$219,456
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47(WAC)	508,000	465,392
Ser. 18-B2, Class A4, 4.009%, 3/10/51	1,749,000	1,572,169
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.299%, 12/10/44(WAC)	241,000	194,515
FRB Ser. 14-CR18, Class C, 4.734%, 7/15/47(WAC)	2,392,000	2,312,715
CSAIL Commercial Mortgage Trust Ser. 19-C17, Class AS, 3.278%, 9/15/52	1,066,000	850,616
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.139%, 11/25/28 (Bermuda)	261,538	261,721
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.185%, 8/25/28	191,932	204,671
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.685%, 7/25/29	20,375	20,383
REMICs Ser. 01-79, Class BI, IO, 0.236%, 3/25/45(WAC)	228,241	512
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 4.964%, 5/15/45(WAC)	574,439	528,490
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	3,360,000	3,134,338
Morgan Stanley Capital I Trust Ser. 18-L1, Class A4, 4.407%, 10/15/51(WAC)	2,264,000	2,082,348
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.164%, 3/15/45(WAC)	443,037	408,236
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default)(NON)	2,032,334	20

Total mortgage-backed securities (cost $15,031,220)		$12,255,582

MUNICIPAL BONDS AND NOTES (0.1%)(a)
	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$241,000
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	381,359
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	244,690

Total municipal bonds and notes (cost $840,993)		$867,049

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
BP PLC (Call)	Jun-24/$45.00	$2,021,557	$55,264	$33,434
Hertz Global Holdings, Inc. (Call)	Jun-24/25.00	887,704	105,303	3,339

Total purchased options outstanding (cost $138,170)				$36,773

SHORT-TERM INVESTMENTS (3.3%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	11,221,980	$11,221,980
Putnam Short Term Investment Fund Class P 5.59%(AFF)	41,831,956	41,831,956
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%(P)	360,000	360,000

Total short-term investments (cost $53,413,936)		$53,413,936
TOTAL INVESTMENTS

Total investments (cost $1,463,405,719)		$1,633,869,886

	FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $66,112,969) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/20/23	$5,151,562	$5,280,981	$129,419
		Canadian Dollar	Sell	1/17/24	215,117	217,034	1,917
	Barclays Bank PLC
		British Pound	Sell	12/20/23	5,209,439	5,337,712	128,273
		Canadian Dollar	Sell	1/17/24	1,871,061	1,887,693	16,632
		Euro	Sell	12/20/23	3,679,474	3,745,288	65,814
	Citibank, N.A.
		Canadian Dollar	Sell	1/17/24	5,561,986	5,608,402	46,416
	Goldman Sachs International
		Canadian Dollar	Sell	1/17/24	2,959,716	2,986,172	26,456
		Euro	Sell	12/20/23	3,829,952	3,898,083	68,131
	HSBC Bank USA, National Association
		Danish Krone	Sell	12/20/23	2,706,980	2,758,140	51,160
		Hong Kong Dollar	Sell	11/15/23	2,590,147	2,600,299	10,152
		Singapore Dollar	Buy	11/15/23	2,314,423	2,315,961	(1,538)
	JPMorgan Chase Bank N.A.
		British Pound	Sell	12/20/23	1,529,370	1,567,023	37,653
		Canadian Dollar	Sell	1/17/24	5,272,492	5,318,865	46,373
		Singapore Dollar	Sell	11/15/23	2,314,422	2,372,316	57,894
	Morgan Stanley & Co. International PLC
		Canadian Dollar	Buy	1/17/24	3,200,540	3,258,904	(58,364)
	State Street Bank and Trust Co.
		British Pound	Sell	12/20/23	1,529,370	1,567,080	37,710
		Canadian Dollar	Sell	1/17/24	124,564	125,668	1,104
		Hong Kong Dollar	Sell	11/15/23	2,462,011	2,471,838	9,827
	Toronto-Dominion Bank
		British Pound	Sell	12/20/23	2,478,629	2,539,679	61,050
	UBS AG
		Canadian Dollar	Sell	1/17/24	2,868,369	2,893,854	25,485
		Euro	Sell	12/20/23	1,823,353	1,851,502	28,149
	WestPac Banking Corp.
		British Pound	Sell	12/20/23	5,378,086	5,510,475	132,389

	Unrealized appreciation						982,004

	Unrealized (depreciation)						(59,902)

	Total						$922,102
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	38	$7,968,220	$8,003,275	Dec-23	$(231,765)

Unrealized appreciation					—

Unrealized (depreciation)					(231,765)

Total					$(231,765)

WRITTEN OPTIONS OUTSTANDING at 10/31/23 (premiums $54,279) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
BP PLC (Call)	Jun-24/$50.00	$2,021,557	$55,264	$12,141
Hertz Global Holdings, Inc. (Call)	Jun-24/30.00	887,704	105,303	1,666

Total				$13,807

TBA SALE COMMITMENTS OUTSTANDING at 10/31/23 (proceeds receivable $3,844,844) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 2.50%, 11/1/53	$5,000,000	11/13/23	$3,831,446

Total			$3,831,446

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2023 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,619,355,936.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$22,535,184	$46,393,558	$57,706,762	$246,496	$11,221,980
	Putnam Short Term Investment Fund**	43,737,620	49,082,368	50,988,032	518,304	41,831,956

	Total Short-term investments	$66,272,804	$95,475,926	$108,694,794	$764,800	$53,053,936
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $11,221,980 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $10,986,635.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $799,332.
(FWC)	Forward commitment, in part or in entirety (Note 1).
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash and for hedging treasury term structure risk and yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $111,384 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $58,364 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$27,314,399	$2,378,649	$—
Capital goods	46,433,609	—	—
Communication services	17,565,993	—	—
Conglomerates	1,979,673	—	—
Consumer cyclicals	156,390,804	—	—
Consumer staples	58,635,909	—	—
Energy	38,764,557	9,325,627	—
Financials	87,246,792	16,829,567	—
Health care	146,242,167	—	—
Technology	335,513,676	—	—
Transportation	20,894,145	—	—
Utilities and power	29,098,730	—	—

Total common stocks	966,080,454	28,533,843	—
Corporate bonds and notes	—	238,353,747	—
Mortgage-backed securities	—	12,255,582	—
Municipal bonds and notes	—	867,049	—
Purchased options outstanding	—	36,773	—
U.S. government and agency mortgage obligations	—	114,142,904	—
U.S. treasury obligations	—	220,185,598	—
Short-term investments	360,000	53,053,936	—

Totals by level	$966,440,454	$667,429,432	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$922,102	$—
Futures contracts	(231,765)	—	—
Written options outstanding	—	(13,807)	—
TBA sale commitments	—	(3,831,446)	—

Totals by level	$(231,765)	$(2,923,151)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$150,000
Written equity option contracts (contract amount)	$150,000
Futures contracts (number of contracts)	40
Forward currency contracts (contract amount)	$64,600,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com